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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of SCANA Corporation on Form S-4 of our report dated February 8, 1999 (February 17, 1999 as to Note 13) appearing in the Annual Report on Form 10-K of SCANA Corporation for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

May 11, 1999